AQR FUNDS

Supplement dated November 27, 2019 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus

and the Class R6 Shares Summary Prospectus,

each dated May 1, 2019, as amended

(each, a “Summary Prospectus” and together, the “Summary Prospectuses”),

of the AQR Risk Parity II MV Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectuses. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective January 1, 2020, the section of each Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	November 5, 2012	Founding Principal of the Adviser
John J. Huss	May 1, 2015	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Michael A. Mendelson, M.B.A., S.M.	November 5, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Yao Hua Ooi	November 5, 2012	Principal of the Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE